SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                               ------------------
                                  April 4, 2003

                              AMEN Properties, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its Charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

                                    00-22847
                            ------------------------
                            (Commission File Number)

                                   54-1831588
                        ---------------------------------
                        (IRS Employer Identification No.)

                             303 W. Wall, Suite 1700
                              Midland, Texas 79701
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               (Address of principal executive offices) (Zip Code)

                                 (432) 684-3821
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              (Registrant's telephone number, including area code)


              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



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                              AMEN Properties, Inc.
                                    FORM 8-K

Item 5. Other Events and Regulation FD Disclosure

On April 4, 2003, AMEN Properties, Inc., ("the Company") issued a press release announcing the receipt of a notification from Nasdaq that Company has evidenced compliance with the final requirement necessary for continued listing on the Nasdaq SmallCap Market, as set forth in the Nasdaq Listing Qualifications Panel decision dated December 17, 2002.

Accordingly, Nasdaq has determined to continue the listing of the Company's common stock. In addition, effective with the open of business on Monday, April 7, 2003, the Company's trading symbol will be changed from AMENC to AMEN.

The complete text of the press release is provided herein as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

a.            Financial Statements of Business Acquired. Not applicable

b.            Pro Forma Financial information. Not applicable

c.            Exhibits


99.1 Press release of AMEN Properties dated April 4, 2003, titled "AMEN Properties Announces Nasdaq Notification of Continued Listing and Symbol Change"


Exhibit Index

Exhibit no.       Document description

99.1 Press release of AMEN Properties dated April 4, 2003, titled "AMEN Properties Announces Nasdaq Notification of Continued Listing and Symbol Change"


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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Crosswalk.com, Inc.

Date: April 4, 2003                 By:  /s/ Eric Oliver
                                         --------------------------------
                                         Eric Oliver
                                         Chairman of the Board of Directors
                                         and Chief Executive Officer

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